SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2004

KB HOME

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(310) 231-4000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.
Exhibits
EXHIBIT INDEX
Exhibit 99.1

Item 5. Other Events.

     On June 11, 2004, KB Home issued the press release attached hereto as Exhibit 99.1 announcing that the company has extended the expiration date of its offer to exchange up to $250 million aggregate principal amount of its 5 3/4% Senior Notes due 2014 registered pursuant to Registration Statement No. 333-114761 for a like principal amount of its privately placed 5 3/4% Senior Notes due 2014, from 5:00 p.m. (EST) on June 10, 2004, the original expiration date, to 5:00 p.m. (EST) on June 16, 2004.

Exhibits

Exhibit
99.1	Press release dated June 11, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB HOME

Date: June 14, 2004	By:	/s/ Kimberly N. King
Kimberly N. King
Corporate Secretary and Vice President, Corporate Legal Affairs

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EXHIBIT INDEX

Exhibit No.
99.1	Press release dated June 11, 2004.

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